UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  December 14, 2012

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 14, 2012, the Office of the Federal Register published a Federal Register Notice that on March 7, 2013 the U.S. Food and Drug Administration’s Pulmonary-Allergy Drugs Advisory Committee will discuss the new drug application (NDA) 204275, for fluticasone furoate and vilanterol dry powder inhaler (proposed trade name BREO ELLIPTA™), sponsored by GlaxoSmithKline (GSK), for the long-term maintenance treatment of airflow obstruction and for reducing exacerbations in patients with chronic obstructive pulmonary disease.  Fluticasone furoate and vilanterol, an investigational once-daily inhaled corticosteroid/long-acting beta2 agonist (LABA) combination treatment, is in development under the LABA collaboration between GSK and Theravance, Inc.

The Federal Register Notice on the advisory committee can be found at http://www.gpo.gov/fdsys/pkg/FR-2012-12-14/pdf/2012-30171.pdf.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: December 14, 2012	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

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